UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

October 19, 2004

Date of Report (Date of earliest event reported)

Nabi Biopharmaceuticals

(Exact name of registrant as specified in its charter)

Delaware	000-04829	59-1212264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Park of Commerce Boulevard N.W., Boca Raton, FL	33487
(Address of principal executive offices)	(Zip Code)

(561) 989-5800

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Nabi Biopharmaceuticals

Item 2.02. Results of Operations and Financial Condition

On October 19, 2004, Nabi Biopharmaceuticals issued a press release announcing its financial results for the three and nine months ended September 25, 2004. A copy of the press release is furnished as Exhibit 99 to this report.

The information in this Item 2.02 and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, and it shall not be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nabi Biopharmaceuticals

Date: October 19, 2004	By:	/s/ Mark L. Smith
Mark L. Smith
Senior Vice President, Finance,
Chief Financial Officer, Chief Accounting Officer and Treasurer

Index of Exhibits

Exhibit number	Description
99	Press release